Exhibit 10.16.17

CONFIDENTIAL TREATMENT

TERRITORY LICENSE NO. 8

Quick Reference Title:	Media-Dependent Route Guidance Applications (for [*****])

Pursuant to the Data License Agreement between NT and Client dated as of the effective date identified therein and reiterated below (“Agreement”), NT and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “NT” shall be deemed to also include NAVTEQ Europe B.V., which agrees by signing below to be bound by the terms and conditions contained in the Agreement. This TL shall additionally consist of any exhibits and schedules attached hereto. Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Section VII below.

Client:	TeleNav, Inc.

Effective Date of Data License Agreement:	December 1, 2002

Effective Date of Territory License:	The first day of the calendar month in which the last party signs below (the “Effective Date”) (e.g., if the last party signs this TL on May 24th, the Effective Date is May 1st).

Territory License Term

The term of this TL shall commence on the Effective Date of this TL and continue for a period of fifteen (15) years from the Effective Date, unless terminated as provided in the Agreement (“TL Term”). At the time that [*****] ceases production of [*****], the license rights set forth herein shall be limited, for the duration of the TL Term, to (i) compiling updated versions of the Data made available by NT and (ii) distributing such updated Compiled Data in the form of update Copies or a master copy of updated Compiled Data to the applicable party to which appropriate rights have been granted to distribute update Copies (“Update License Rights”). Notwithstanding the foregoing, if [*****] exercises its option to renew the agreement between Client and [*****] for one or more additional [*****], Client shall provide written notice to NT and all of the license rights set forth in this TL shall continue to apply for such [*****] until such time that [*****] no longer exercises such option. In such event, the Update License Rights shall automatically extend for a period of ten (10) years following the time at which [*****] ceases production of the last [*****] for which [*****] has exercised its option to renew.

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC	TeleNav, Inc.

By: /s/ Stephen W. Kelley	By: /s/ Douglas S. Miller
Name: Stephen W. Kelley	Name: Douglas S. Miller
Title: Vice President, Assistant General Counsel	Title: Chief Financial Officer
Date: 11/30/2011	Date: 11/23/2011

NAVTEQ EUROPE B.V.

By: /s/ Martin Stockman
Name: Martin Stockman
Title: Managing Director
Date: 12/8/2011

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 1 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

TERMS AND CONDITIONS

I.	Territories

☒	US/Canada Territory (consisting of the United States, including Puerto Rico, the District of Columbia and the US Virgin Islands and the provinces of Canada)

☒	United States & Mexico Territory

☒	Latin America Territory (consisting of Mexico, Brazil, Argentina, Chile, Venezuela, Colombia, Peru, Uruguay, Martinique, Guadeloupe, French Guiana, Cayman Islands, The Bahamas, Jamaica, Dominican Republic and Ecuador)

☒	Middle East Territory (consisting of Oman, Qatar, Jordan, Bahrain, Saudi Arabia, Kuwait, United Arab Emirates, Lebanon and Egypt)

☒	Europe Territory (consisting of Eastern Europe and Western Europe as further defined below)

As of the Effective Date of this TL, “Eastern Europe” means the following countries: Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkey, and Ukraine.

As of the Effective Date of this TL, “Western Europe” means the following countries: Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy/Vatican City, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, and United Kingdom.

During the TL Term, if NT releases a NAVTEQ Map for commercial use for one or more additional countries in Europe (i.e., countries that are not identified above), and the standard pricing made available by NT includes such additional country(ies) in the same pricing bundle as the Europe countries identified above, then such additional country(ies) shall be deemed to be included in the Europe Territory for purposes of this TL for no additional fee. Upon the commercial release of Data for any such additional country in Europe, NT shall notify Client about whether the Data for such country is included in the scope of this TL in accordance with the foregoing and, if so, whether there are any supplier requirements associated with such Data (e.g., supplier copyright notices). For purposes of the foregoing, “NAVTEQ Map” means the non-navigable or navigable geographic map data released by NT for all or any portion of a country for which NT has completed its specification and verification procedures.

II.	Data Content

The Data for each Territory consists of (i) NAVTEQ Standard Data, (ii) the Base Attribute Set (to the extent not already included in Standard Data), and (iii) any Additional Content, each as further described below. NT shall make available to Client the Data for those countries in the Territory that have been generally released by NT as of the Effective Date of this TL as well as updated versions of the Data made available by NT during the TL Term for use in the type of Applications authorized hereunder. Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion. Client may request that NT deliver Data for additional countries in the Territory that are generally released by NT during the TL Term and NT shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from NT, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.	Standard Data. Standard Data shall mean the features and attributes specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.22.02) (“Specification”) to the extent developed and generally released by NT for use with the Application, and shall comply with the Verification Procedure for Accuracy and Completeness set forth in the Specification. To the extent that the Standard Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance. Standard Data shall further include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”).

B.	Base Attribute Set. “Base Attribute Set” means information in the Data relating to only those attributes that are identified in Exhibit C as “Base”. NT may update the Base Attribute Set from time to time upon notice to Client, provided, however, that NT shall not reclassify any “Base” attributes as “Additional Content”. Attributes identified in Exhibit C as “Additional Content” shall only be licensed hereunder to the extent that such Additional Content is specifically identified as included within the scope of this TL, as set forth in Exhibit E.

C.	Additional Content. “Additional Content” means Data licensed under this TL in addition to Standard Data (as defined above) as such Data is further described in Exhibit E attached thereto. Additional Content shall be subject to the terms and conditions in Exhibit E and the applicable fees described in Section V(A) below. NT reserves the right to discontinue Additional Content upon reasonable notice to Client; provided, however, that the last release of any discontinued Additional Content may be included in any Copies distributed thereafter. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

III.	Application

Applications licensed under this TL shall consist solely of Route Guidance Applications and shall not include any Excluded Applications.

For the purposes of the foregoing, the following definitions apply:

A.	“Route Guidance Application” means a Media-Dependent Application that uses Data solely to provide and/or produce information solely in

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 2 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning. “Media-Dependent Application” means non-server computer devices developed by or for Client (including, without limitation, proprietary computer hardware platforms developed by or for Client and/or computer software programs developed by or for Client) distributed to End-Users for their own internal business and personal use and which use resident Copies, consisting of Data solely for a Territory and on any physical storage media possessed by the End-User, solely to provide information to End-Users. For purposes of clarity, “internal business use” shall be deemed to include, but not be limited to, use by rental car companies and their rental car customers.

B.	“Excluded Applications” means any use of the Data in a manner not expressly authorized under this TL or otherwise mutually agreed upon between the parties, including but not limited to use of the Data (i) for server-based applications or with server-based applications (other than server-based applications which are accessed to deliver additional content to the device for use in the Route Guidance Application); (ii) for or with fleet management, dispatch or similar applications; (iii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iv) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering; or (v) for or with a software application involving a predefined set of rules and goals built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.

In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.

IV.	Licensed Use

The pricing and associated terms set forth in this TL shall apply only with respect to the use and distribution of Copies of Compiled Data to [*****] or a third party designated by [*****] to be further distributed for use in Route Guidance Applications to be installed in [*****] by [*****] or its subsidiaries (“[*****]”) with [*****] and any subsequent [*****] for which [*****] has exercised its option to renew in accordance with the “Territory License Term” provision on page 1 of this TL, subject to the terms and conditions of this TL and the Agreement. Such use of the Data by Client shall be limited to

A.	Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by NT to Client (except as otherwise required by [*****] and Client’s development schedule), making copies of the Compiled Data for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User for storage on physical storage media possessed by the End-User (collectively, “Copies”); and

B.	Distributing such Copies of Compiled Data to [*****] or a third party designated by [*****] for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto the physical storage media possessed by the End-User), solely for the End-Users’ own internal business and personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its distribution agreement with [*****] and/or a third party designated by [*****], which shall include the obligation for [*****] and/or a third party designated by [*****] to comply with the applicable terms and conditions set forth herein.

V.	Fees to NT.

A.	License Fees. License fees hereunder consist of the base license fees applicable to the Base Attribute Set for the applicable Territory (“Base License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in the Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit A reflects the total amount due to NT for each Copy, after combining the Base License Fees and the applicable Additional Content Fees (collectively, the “License Fees”). The pricing set forth in Exhibit A is expressly conditioned on compliance with the requirements set forth in Section VII(A) and VII(B) of this TL (i.e., Copy Protection and [*****]).

B.	License Fee Reports & Due Dates. License Fee reports for Copies distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the fee report for [*****] is due by [*****]). Following receipt of such report, NT shall invoice Client for the amounts due. License Fees shall be due and paid by the [*****] day following the end of the calendar month for which the License Fee report is provided (e.g., license fees for [*****] are due by [*****]).

In the event Client is unable to provide the License Fee reports by the [*****] day of the applicable calendar month for which such report is due because [*****] has not provided information to Client in order for Client to provide such License Fee report, Client shall be granted an additional [*****] days to provide such License Fee report provided that Client uses good faith efforts to procure such information from [*****]. In the event that the reporting has not been procured from [*****] by the payment due date, Client shall use reasonable methods to estimate the license fee report and provide NT with such calculations. Any differences between (i) the estimated amounts reported and paid and (ii) the actual amounts will be reconciled and invoiced/refunded within [*****] days of receipt of the actual reported amounts.

Client shall use commercially reasonable efforts to provide NT with non-binding forecasts for [*****], but only to the extent that Client receives such forecasts from [*****].

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 3 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

C.	Currency. License Fees hereunder shall be paid in U.S. Dollars.

VI.	End-User Terms. Attached as Exhibit B. Except as otherwise agreed by the parties, in all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

VII.	Additional Provisions.

A.	Copy Protection. Each Copy must include a state of the art solution for either (a) preventing copying of content of the Copy, whether by End-Users, Distributors or otherwise, onto physical storage media or via transfer over the Internet or other electronic communication means, or (b) preventing use of the Copy other than by a specifically authorized End-User or End-User device (e.g., using lock/unlock keys). Prior to distributing Copies, Client shall provide to NT such information as reasonably requested by NT to evaluate the efficacy of the copy protection solution.

B.	[*****]. Client has been informed by NT that the pricing included in NT’s quotation to [*****] was expressly subject to a condition under which NT would be treated [*****] for use in [*****]. NT acknowledges that it has agreed to [*****] such condition from this TL based solely on the fact that [*****] agreed to [*****] such requirement in the [*****] provided to NT.

C.	Supplier Terms. The Data provided hereunder is subject to supplier requirements and restrictions, which currently include those set forth in Exhibit D hereto.

D.	NT Marks & Legends. For purposes of this TL, Client’s obligations under the Agreement to display NT Marks & Legends shall be satisfied as follows: Client shall include NT Marks and the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in the Agreement, the NT Identity Guidelines and/or otherwise by NT) in the [*****] Route Guidance Application and/or owner’s manual, or such other placement of the NT Marks & Legends as may be mutually agreed by the parties, but in all cases subject to [*****]’s requirements.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 4 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

EXHIBIT A

PRICING

Client shall pay NT the License Fee per Copy set forth in the applicable table below for each Copy of the Data distributed hereunder containing all or any portion of the Data identified in the Content Bundle in the table below. The applicable License Fee for each Copy shall be determined based on the Territory of Data contained in such Copy.

1.	License Fee for US/Canada Territory.

US/CANADA TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY

Base Attribute Set

2D Footprints Content

3D Landmarks Content

Brand Icons

Enhanced 2D Landmark Footprints Content

Enhanced Junction Views Content

Environmental Zones Content

Extended Lanes FC 1-4 Content

Extended Listing POIs

Extended Navigation

Fuel Types Content Bundle

NAVTEQ Traffic Patterns

NAVTEQ Voice Content

NAVTEQ Voice for POIs

NAVTEQ Voice for Traffic

Sign as Real Image Locations

Speed Limits FC 1-4 Content

Traffic Signals & Stop Signs Content

[*****]

*

NOTE: The License Fee per Copy for Data for the US/Canada Territory in the table above applies to the first [*****] Copies distributed in each calendar year (starting with January 1st in the year of launch). An incremental discount of [*****] percent [*****] shall apply for each [*****] Copies above the initial [*****] Copies distributed in the same calendar year. For example:

License Fee for initial [*****] units = [*****] per Copy

License Fee for units [*****] = [*****] per Copy [*****]

License Fee for units [*****] = [*****] per Copy [*****]

2.	License Fee for United States & Mexico Territory.

UNITED STATES & MEXICO TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY

Base Attribute Set*

2D Footprints Content*

3D Landmarks Content*

Brand Icons

Enhanced 2D Landmark Footprints Content

Enhanced Junction Views Content

Environmental Zones Content

Extended Lanes FC 1-4 Content

Extended Listing POIs*

Extended Navigation

Fuel Types Content Bundle

NAVTEQ Traffic Patterns

NAVTEQ Voice Content*

NAVTEQ Voice for POIs

NAVTEQ Voice for Traffic

Sign as Real Image Locations

Speed Limits FC 1-4 Content

Traffic Signals & Stop Signs Content

*  NOTE: The Data for Mexico shall consist of the same categories of Additional Content as for the United States, subject to availability. As of the Effective Date of this TL, the Data for Mexico consists of the items marked with an asterisk above.

[*****]

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 5 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

3.	License Fee for Latin America Territory.

LATIN AMERICA TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY

Base Attribute Set

2D Footprints Content

3D Landmarks Content

Brand Icons

Enhanced 2D Landmark Footprints Content

Enhanced Junction Views Content

Environmental Zones Content

Extended Lanes FC 1-4 Content

Extended Listing POIs

NAVTEQ Traffic Patterns

NAVTEQ Voice Content

NAVTEQ Voice for POIs

NAVTEQ Voice for Traffic

Sign as Real Image Locations

Speed Limits FC 1-4 Content

[*****]

4.	License Fee for Middle East Territory.

MIDDLE EAST TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY

Base Attribute Set

2D Footprints Content

3D Landmarks Content

Brand Icons

Enhanced 2D Landmark Footprints Content

Environmental Zones Content

Extended Lanes FC 1-4 Content

Extended Listing POIS (Egypt only)

Generic Junction Views Content

Generic Motorway Signs Content

Speed Limits FC 1-4 Content

[*****]

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 6 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

5.	License Fee for Europe Territory.

EUROPE TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY

Base Attribute Set

2D Footprints Content

3D Landmarks Content

Brand Icons

Enhanced 2D Landmark Footprints Content

Environmental Zones Content

Extended Lanes FC 1-4 Content

Extended Listing POIs

Fuel Types Content Bundle

Generic Junction Views Content

Generic Motorway Signs Content

NAVTEQ Traffic Patterns

NAVTEQ Voice Content

NAVTEQ Voice for POIs

Postal Code Points Content for Great Britain

Postal Code Points Content for The Netherlands

Speed Limits FC 1-4 Content

Taxi Stand Point POIs

Traffic Signals & Stop Signs Content

[*****]

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 7 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

EXHIBIT B

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase®

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.

Terms and Conditions

Permitted Use. You agree to use this Data together with [insert name of CLIENT’s authorized Application] solely for the internal business and personal purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you agree not to otherwise reproduce, copy, modify, decompile, disassemble, create any derivative works of, or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 425

West Randolph Street, Chicago, Illinois 60606

This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.

© 20XX NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 8 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

EXHIBIT C

BASE ATTRIBUTE SET (v.1.11.11)

ATTRIBUTES LIST	ATTRIBUTE CATEGORIZATION
Media Model	Base	Additional Content
LINK ATTRIBUTES
General Attributes
Functional class	X
Speed Category	X
Speed Limit	(FC 1-2)	(FC 3-4)
Lane Category	X
Divider Location	X
Divider Legal	X
Direction of Travel	X
Long Haul	X
Stub Link	X

Access Characteristics
Deliveries	X
Taxis	X
Trucks	X
Emergency vehicles	X
Carpools	X
Through Traffic	X
Autos	X
Pedestrians	X
Buses	X

Display Characteristics
Boat Ferry	X
Bridge	X
Carpool Road	X
Controlled Access	X
Coverage Indicator	X
Detailed City Inclusion	X
Express Lane	X
Four-Wheel Drive		X
Frontage Road	X
Full Geometry	X
Indescribable	X
In-Process Data	X
Intersection Internal	X
Manoeuvre	X
Multiply Digitised	X
Parking Lot Road		X
Paved	X
POI Access Road	X
Private	X
Rail Ferry	X
Ramp	X
Reversible	X
Roundabout	X
Special Traffic Figure	X
Tollway	X
Tunnel	X
Undefined Traffic Area	X
Urban	X
Scenic Route		X

ATTRIBUTES LIST	ATTRIBUTE CATEGORIZATION
Media Model	Base	Additional Content
Names/Addresses
Address Range	X
Address Format	X
Address Scheme	X
Address Type	X
Feature Type	X
Route Type	X
Base Name	X
Language Code	X
Prefix	X
Suffix	X
Direction On Sign	X
Street Type	X

Point Address
Address		X
Side		X
Address Type		X
Point Address X/Y Coordinates		X
Arrival Side		X
Point Address X/Y Display Coordinates		X
Language Code		X
Enhanced		X
Link Type		X
Building Name		X

Name Status
Exit Number	X
Explicatable	X
Junction Name	X
Name on Road Sign	X
Postal Name	X
Stale Name	X
Vanity Name	X
Scenic Route Name		X

ADMINISTRATIVE AREAS
Country	X
Level 2 (State)	X
Level 3 (County)	X
Level 4 (City)	X
Level 5 (Settlement)	X
Postal Code	X
Zones	X
Government Code	X
Language Code	X
Administrative Area/ Zone Name Type information	X

POINTS OF INTEREST
Facility Type	X
POI Name	X
Name Language Code	X
POI Synonyms	X
POI Exonyms	X

ATTRIBUTES LIST	ATTRIBUTE CATEGORIZATION
Media Model	Base	Additional Content
Street Address of POI	X
Phone Number	X
Capital Indicator	X
Chain Name	X
Entrance Type	X
Food Type	X
Alternate Food Type	X
Regional Food Type	X
In Vicinity	X
National Importance	X
Parent/Child	X
Percent from reference node	X
Population	X
POI Side	X
Actual Address	X
Street Name	X
House Number	X
Actual Admin	X
Actual Postal	X
Vanity City	X
POI X-Coordinate	X
POI Y-Coordinate	X
Display Location X.Y	X
Open 24 Hours		X
Building Type	X
Rest Area Type	X
Airport Type	X
Restaurant Type	X
Diesel		X
Supported Petrol Cards		X
Car Wash available		X
ATM available		X
Convenience store available		X
Located on Motorway		X
High flow diesel pump available		X
Accessible for heavy good vehicles		X
LPG and CNG availability		X
Private	X
Subcategory	X
Contact Information	X
Contact Type	X
Preferred	X

SIGNS
Sign Text	X
Sign Language Code	X
Branch Route Number	X
Branch Text	X
Toward Route Number	X
Toward Text	X
Exit Number	X
Straight-on-Sign	X

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 9 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

LANDUSE
Landuse Features
Administrative boundaries	X
Aircraft Roads	X
Airport	X
Bay/Harbour	X
Beach Polygon	X
Built-Up Area	X
Canal/Water Channel	X
Cartographic Country Boundary	X
Cartographic State/Province Boundary	X
Cemetery	X
Colonia	X
Congestion Zone	X
Display Class	X
Elevation Contours	X
Flood Prone Area	X
Golf Course	X
Hospital	X
Hurricane Prone Area	X
Industrial Complex	X
Intermittent River (included in Mexico only)	X
Island	X
Lake	X
Military Base (North America Only)	X
Native American Reservation (North America only)	X
Neighborhood		X
Ocean	X
Park (City/County)	X
Park (National)	X
Park (State)	X
Park in Water	X
Pedestrian Area	X
Railroad	X
Railyard	X
River	X
Seaport/Harbour	X
Shopping Centre	X
Sports Complex	X
Tsunami Prone Area	X
Undefined Traffic Area	X
University/College	X
Woodland	X

Building Landmarks
Business/Commerce Building/Landmark		X
Convention/Exhibition Building/Landmark		X
Cultural Building/Landmark		X
Education Building/ Landmark		X
Emergency Service Building/Landmark		X
Government Building/ Landmark		X
Historical Building /Landmark		X

Medical Building/ Landmark		X
Park/Leisure Building/Landmark		X
Residential Building/ Landmark		X
Retail Building/ Landmark		X
Sports Building/ Landmark		X
Tourist Building/ Landmark		X
Transportation Building/Landmark		X
Unclassified Building/ Landmark		X

Landuse Attributes
Feature Type	X
Height		X
Long Haul	X
Severity Rating	X

COUNTRY ATTRIBUTES
Currency Precision	X
Currency Type	X
Daylight Savings Time	X
Driving Side	X
House Number Format	X
Maximum admin level	X
Telephone Country Code	X
Time Zone	X
Unit of Measure	X

NODE ATTRIBUTES
Aligned	X
X-coordinate	X
Y-coordinate	X
Z-level	X

CONDITIONS

Condition Type
Restricted Driving Manoeuvre	X
(Legal)	X
(Logical)	X
(Physical)	X
Transport Restricted Driving Manoeuvre		X
Toll structure	X
Special Explications	X
Special Speed Situation		X
Transport Speed Special Situation		X
Transport Speed Limit		X
Transport Speed Situation Type		X
Direction		X
Weight Dependent		X
Weather Type		X
Variable Speed Sign		X
Gates	X
(Key Access)	X
(Emergency Vehicle Access)	X
(Permission required)	X

Access Restrictions	X
Number of Passengers	X
Hybrid Considered Carpool	X
Motorcycle Considered Carpool	X
Alternate Fuel Considered Carpool	X
Fee Pay Considered Carpool	X
Lane Template	X
Transport Access Restriction		X
Direction Closure		X
Hazardous Material Type		X
Trailer Type		X
Physical Structure Type		X
Weight Restriction		X
Weight per Axle Restriction		X
Height Restriction		X
Length Restriction		X
Width Restriction		X
Transport Preferred Route		X
Preferred Route Type		X
Construction Status Closed	X
Direction of Travel	X
Usage Fee Required		X
Lane Traversal		X
Through Route	X
Traffic Signal		X
Traffic Signal Location		X
Traffic Sign		X
Traffic Sign Type		X
Traffic Sign Category		X
General Warning Sign Type		X
Traffic Sign Value		X
Supplemental Sign Duration		X
Supplemental Sign Pre-warning		X
Supplemental Sign Validity Time		X
Railway Crossing	X
Passing Restriction	X
Protected Overtaking	X
Evacuation Route		X
Event Type		X
Event Code		X
Evacuation Travel Flow		X
Junction View		X

Condition Applies To
Deliveries	X
Taxis	X
Trucks	X
Emergency vehicles	X
Carpools	X
Through Traffic	X
Autos	X
Pedestrians	X
Buses	X

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 10 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

Condition Date/Time Modifiers
TRAFFIC ATTRIBUTES
RDS-TMC Codes	X

GENERALISATION ATTRIBUTES
Composite Road Features	X
(Intersections)	X
(Roads)	X
(Objects)	X
ADDITIONAL ATTRIBUTE SET
Enhanced Geometry	X
Direction Dependent Speed Limit		X
Special Speed Situation		X
Special Speed Limit		X
Dependent Special Speed Type		X
Variable Speed Sign		X
Speed Limit Unit		X
Number of Lanes	X
Physical Number of Lanes	X
Lane Counting		X

EXTENDED LANE INFORMATION
Extended Number of Lanes		X

Lane Dependent Validity		X
Lane Direction of Traffic Flow		X
Connectivity (GDF: Connected Lanes)		X
Lane Divider Marker		X
Center Divider Marker		X
Direction Category		X

GDF 3.0. – SPECIFIC ATTRIBUTES
Direction for Linear Administrative Boundaries	X
Park Type	X
Sand Type	X
Link Type	X

CITY MODELS
Footprint Structure		X
Grouped Structure		X
Grouped Complex		X
Height		X
POI – Structure Association		X

FILE ATTACHMENT ATTRIBUTES
File Type (GDF: Multi Media Description)	X
Attachment Type (GDF: Multi Media Attachment Type)	X

Associated File Name (GDF: Multi Media Attachment Name)	X
(GDF: Mutli Media Attachment Location)	X

NON-LATIN NAME AND PHONETIC DATA ATTRIBUTES
Transliterated Feature Name (or Metadata	X
Transliteration	X
Transcription	X
Transliteration Type	X
Transliteration Sub-type	X
Preferred	X
Name Type (Plain Text)	X
Geo-Qualifier	X
Supercategory (GDF: Shortened Name)	X

DISCOVER CITIES ATTRIBUTES
Transit Access Type		X
Transit Access Method		X
Transit Access Level		X

*	For the sake of clarity, the Base Attribute Set shall also include High Occupancy Vehicle (HOV) Lanes Content, which consists of the following attributes and related attribute information: Number of Passengers, Motorcycles Considered Carpool, Lane Dependent Validity, Validity Period and Lane Divider Marking.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 11 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

EXHIBIT D

NAVTEQ Standard Data – Supplier Notices & Additional Terms

I.	US/Canada Territory

A.	United States Data. The End-User Terms for any Application containing Data for the United States shall contain the following notices:

“NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.”

“©United States Postal Service® 20XX. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.”

B.	Canada Data. The following provisions apply to the Data for Canada, which may include or reflect data from third party licensors (“Third Party Data”), including Her Majesty the Queen in Right of Canada (“Her Majesty”), Canada Post Corporation (“Canada Post”) and the Department of Natural Resources of Canada (“NRCan”):

1.	Disclaimer and Limitation: Client agrees that its use of the Third Party Data is subject to the following provisions:

a.	Disclaimer: The Third Party Data is licensed on an “as is” basis. The licensors of such data, including Her Majesty, Canada Post and NRCan, make no guarantees, representations or warranties respecting such data, either express or implied, arising by law or otherwise, including but not limited to, effectiveness, completeness, accuracy or fitness for a particular purpose.

b.	Limitation on Liability: The Third Party Data licensors, including Her Majesty, Canada Post and NRCan, shall not be liable: (i) in respect of any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action alleging any loss, injury or damages, direct or indirect, which may result from the use or possession of such Data; or (ii) in any way for loss of revenues or contracts, or any other consequential loss of any kind resulting from any defect in the Data.

2.

Copyright Notice: In connection with each copy of all or any portion of the Data for the Territory of Canada, Client shall affix in a conspicuous manner the following copyright notice on at least one of: (i) the label for the storage media of the copy; (ii) the packaging for the copy; or (iii) other materials packaged with the copy, such as user manuals or end user license agreements: “This data includes information taken with permission from Canadian authorities, including © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase®, © The Department of Natural Resources Canada. All rights reserved.”

3.	End-User Terms: Except as otherwise agreed by the parties, in connection with the provision of any portion of the Data for the Territory of Canada to End-Users as may be authorized under the Agreement, Client shall provide such End-Users, in a reasonably conspicuous manner, with terms (set forth with other end user terms required to be provided under the Agreement, or as otherwise may be provided, by Client) which shall include the following provisions on behalf of the Third Party Data licensors, including Her Majesty, Canada Post and NRCan:

The Data may include or reflect data of licensors, including Her Majesty the Queen in the Right of Canada (“Her Majesty”), Canada Post Corporation (“Canada Post”) and the Department of Natural Resources Canada (“NRCan”). Such data is licensed on an “as is” basis. The licensors, including Her Majesty, Canada Post and NRCan, make no guarantees, representations or warranties respecting such data, either express or implied, arising by law or otherwise, including but not limited to, effectiveness, completeness, accuracy or fitness for a particular purpose.

The licensors, including Her Majesty, Canada Post and NRCan, shall not be liable in respect of any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action alleging any loss, injury or damages, direct or indirect, which may result from the use or possession of the data or the Data. The licensors, including Her Majesty, Canada Post and NRCan, shall not be liable in any way for loss of revenues or contracts, or any other consequential loss of any kind resulting from any defect in the data or the Data.

End User shall indemnify and save harmless the licensors, including Her Majesty, Canada Post and NRCan, and their officers, employees and agents from and against any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action, alleging loss, costs, expenses, damages or injuries (including injuries resulting in death) arising out of the use or possession of the data or the Data.

4.	Additional Provisions: The terms contained in this Section are in addition to all of the rights and obligations of the parties under the Agreement. To the extent that any of the provisions of this Section are inconsistent with, or conflict with, any other provisions of the Agreement, the provisions of this Section shall prevail.

II.	Mexico. The following provision applies to the Data for Mexico, which includes certain data from the Instituto Nacional de Estadística y Geografía (“INEGI”):

A.	Any and all copies of the Data and/or packaging containing Data for Mexico shall contain the following notice:

“Fuente: INEGI (Instituto Nacional de Estadística y Geografía)”

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 12 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

III.	Latin America Territory

A.	Third Party Notices. Any and all copies of the Data and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Territory (or portion thereof) included in such copy:

Territory	Notice
Ecuador	“INSTITUTO GEOGRAFICO MILITAR DEL ECUADOR AUTORIZACION N° IGM-2011-01- PCO-01 DEL 25 DE ENERO DE 2011”

Guadeloupe, French Guiana	“source: © IGN 2009 - BD TOPO ®”
Martinique

Mexico	“Fuente: INEGI (Instituto Nacional de Estadística y Geografía)”

IV.	Middle East Territory

A.	Third Party Notices. Any and all copies of the Data and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Territory (or portion thereof) included in such copy:

Country	Notice
Jordan	“© Royal Jordanian Geographic Centre”. The foregoing notice requirement for Jordan Data is a material term of the Agreement. If Client or any of its permitted sublicensees (if any) fail to meet such requirement, NT shall have the right to terminate Client’s license with respect to the Jordan Data.

B.	Jordan Data. Client and its permitted sublicensees (if any) are restricted from licensing and/or otherwise distributing NT’s database for the country of Jordan (“Jordan Data”) for use in Enterprise Applications to (i) non-Jordanian entities for use of the Jordan Data solely in Jordan or (ii) Jordan-based customers. In addition, Client, its permitted sublicensees (if any) and End-Users are restricted from using the Jordan Data in Enterprise Applications if such party is (i) a non-Jordanian entity using the Jordan Data solely in Jordan or (ii) a Jordan-based customer. For purposes of the foregoing, “Enterprise Applications” shall mean Geomarketing applications, GIS applications, mobile business asset management applications, call center applications, telematics applications, public organization Internet applications or for providing geocoding services.

V.	Europe Territory

A.	Use of Certain Traffic Codes in Europe

1.	General Restrictions Applicable to Traffic Codes. Client acknowledges and agrees that in certain countries of the Europe Territory, Client will need to obtain rights directly from third party RDS-TMC code providers to receive and use the Traffic Codes in the Data and to deliver to End-Users Transactions in any way derived from or based on such Traffic Codes. For such countries, NT shall deliver the Data incorporating Traffic Codes to Client only after receiving certification from Client of its having obtained such rights.

2.	Display of Third Party Rights Legends for Belgium. Client shall, for each Transaction that uses Traffic Codes for Belgium, provide the following notice to the End-User: “Traffic Codes for Belgium are provided by the Ministerie van de Vlaamse Gemeenschap and the Ministèrie de l’Equipement et des Transports.”

B.	Paper Maps. With respect to any license granted to Client relating to making, selling or distributing paper maps (i.e., a map fixed on a paper or paper-like medium): (a) such license with respect to Data for the Territory of Great Britain is conditioned on Client’s entering into and complying with a separate written agreement with the Ordnance Survey (“OS”) to create and sell paper maps, Client’s paying to the OS any and all applicable paper map royalties, and Client’s complying with the OS copyright notice requirements; (b) such license for selling or otherwise distributing for charge with respect to Data for the Territory of Czech Republic is conditioned on Client’s obtaining prior written consent from Kartografie a.s.; (c) such license for selling or distributing with respect to Data for the Territory of Switzerland is conditioned on Client’s obtaining a permit from Bundesamt für Landestopografie of Switzerland; (d) Client is restricted from using Data for the Territory of France to create paper maps with a scale between 1:5,000 and 1:250,000; and (e) Client is restricted from using any Data to create, sell or distribute paper maps that are the same or substantially similar, in terms of data content and specific use of color, symbols and scale, to paper maps published by the European national mapping agencies, including without limitation, Landervermessungämter of Germany, Topografische Dienst of the Netherlands, Nationaal Geografisch Instituut of Belgium, Bundesamt für Landestopografie of Switzerland, Bundesamt für Eich-und Vermessungswesen of Austria, and the National Land Survey of Sweden.

C.	OS Enforcement. Without limiting Section IV(B) above, with respect to Data for the Territory of Great Britain, Client acknowledges and agrees that the Ordnance Survey (“OS”) may bring a direct action against Client to enforce compliance with the OS copyright notice (see Section IV(D) below) and paper map requirements (see Section IV(B) above) contained in this Agreement.

D.	Third Party Notices. Any and all copies of the Data and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Territory (or portion thereof) included in such copy:

Country(ies)	Notice
Austria	“© Bundesamt für Eich- und Vermessungswesen”

Croatia, Cyprus, Estonia, Latvia, Lithuania,	“© EuroGeographics”

Moldova, Poland, Slovenia and/or Ukraine

France	“source: © IGN 2009 – BD TOPO ®”

Germany	“Die Grundlagendaten wurden mit Genehmigung der zust(ndigen Beh(rden entnommen” or “Die Grundlagendaten wurden mit Genehmigung der zustaendigen Behoerden entnommen.”

Great Britain	“Contains Ordnance Survey data © Crown copyright and database right 2010 Contains Royal Mail data © Royal Mail copyright and database right 2010”

Greece	“Copyright Geomatics Ltd.”

Hungary	“Copyright © 2003; Top-Map Ltd.”

Italy	“La Banca Dati Italiana è stata prodotta usando quale riferimento anche cartografia numerica ed al tratto prodotta e fornita dalla Regione Toscana.”

Norway	“Copyright © 2000; Norwegian Mapping Authority”

Portugal	“Source: IgeoE – Portugal”

Spain	“Información geográfica propiedad del CNIG”

Sweden	“Based upon electronic data © National Land Survey Sweden.”

Switzerland	“Topografische Grundlage: © Bundesamt für Landestopographie.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 13 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

E.	Respective Country Distribution. Client acknowledges that NT has not received approvals to distribute map data for the following countries in such respective countries: Albania, Belarus, Kyrgyzstan, Moldova and Uzbekistan. NT may update such list from time to time. The license rights granted to Client under this TL with respect to the Data for such countries are contingent upon Client’s compliance with all applicable laws and regulations, including, without limitation, any required licenses or approvals to distribute the Application incorporating such Data in such respective countries.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 14 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

EXHIBIT E

Additional Content

Subject to the terms and conditions contained in this TL, the Data licensed hereunder shall include the Additional Content described below. Certain attributes or other data or information related to the Additional Content may not be completed for certain areas and/or may not be produced within the TL Term and will only be available as, and to the extent, generally released by NT for use in the types of Applications for which Client is licensed hereunder. Client shall separately report usage of each piece of Additional Content in the License Fee reports required pursuant to the Agreement.

The Additional Content for the specific Territories and/or countries identified below is included as part of the Base License Fee for each respective Territory and/or country at no additional charge. For any Additional Content set forth below for which the “Coverage” identifies one or more Territories, Client shall have the right to use the Additional Content for any countries in the specified Territory(ies) that have been released by NT for commercial use as of the Effective Date of this TL, as well as any additional countries within such Territories for which NT releases the applicable Additional Content for commercial use during the TL Term. For any Additional Content set forth below for which the “Coverage” identifies one or more countries in a particular Territory, to the extent that Additional Content for additional countries within such Territory are released by NT for commercial use during the TL Term, NT may add such countries to such list from time to time upon notice to Client for no additional charge; provided, however, that certain additional countries may be subject to an incremental fee and only available to Client upon execution of an amendment to this TL setting forth the applicable amount to be paid.

1.	2D Footprints Content.

Description: “2D Footprints Content” consists of certain geometry and associated attributes and attribute information related to polygons representing the outline of the base of a building or other manmade structure in select cities as designated by NT.

Additional Provisions: The following provisions apply to the use of 2D Footprints Content:

i.	Client may not create, filter or use texture libraries or other texturing solutions in connection with any feature type attribution associated with 2D Footprints Content. Client may use single or gradient colors if texturing solutions are not derived.

ii.	Client may not use 2D Footprints Content with any height information, including without limitation, in order to render a three-dimensional view utilizing any of the 2D Footprints Content.

Coverage: 2D Footprints Content for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory;

•	Middle East Territory.

2.	3D Landmarks Content.

Description: “3D Landmarks Content” consists of the following content associated to certain 3D City Models Content: (i) 3D Landmarks, (ii) Landmark Icons, and (iii) POI-Carto Association attribute and related attribute information.

i.	“3D Landmarks” consists of 3D objects, one Landmark Icon per 3D object, Anchor points and text files containing a description of the Landmark in the local Languages when applicable and in English.

ii.	“Landmark Icons” consists of one image file per 3D landmark of 64 x 64 pixels.

Coverage: 3D Landmarks Content for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Middle East Territory;

•	Europe Territory

3.	Brand Icons.

Description: “Brand Icons” consists of visual representations of the commercial logo of certain companies listed in the Core POIs Categories delivered by NT. Brand Icons are linked to a unique NAVTEQ Chain ID where possible and shall be used with the Chain IDs for the Territory in which they are linked. Brand Icons are offered in a standard graphical format.

Additional Provisions: The following additional provisions apply to the use of Brand Icons and the Category Icons Toolkit:

i.	Style guidelines and specifications required for certain Brand Icons will be provided as applicable.

ii.	Client agrees not to modify or alter the color, font or aspect ratio of the Brand Icons.

iii.	The most recent data release of Brand Icons must be used in Applications at all times. Certain Brand Icons may be removed from future data releases based on NT’s supplier agreements.

iv.	Brand Icons may be used in connection with POIs provided by NT only.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 15 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

Coverage: Brand Icons for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Middle East Territory;

•	Europe Territory

4.	Enhanced 2D Landmark Footprints Content.

Description: “Enhanced 2D Landmark Footprints Content” consists of those Building/Landmark Polygons (as defined below) with the following feature type attributes and related attribute information as and when made generally available by NT for certain Building/Landmark Polygons in cities as designated by NT: Business/Commerce Building/Landmark, Convention/Exhibition Building/Landmark, Cultural Building/Landmark, Education Building/Landmark, Emergency Service Building/Landmark, Government Building/Landmark, Historical Building/Landmark, Medical Building/Landmark, Park/Leisure Building/Landmark, Residential Building/Landmark, Retail Building/Landmark, Sports Building/Landmark, Tourist Building/Landmark, Transportation Building/Landmark, Footprint Structure, Grouped Structure, Grouped Complex1, POI-Structure Association1.

“Building/Landmark Polygons” consist of the geometry and associated attributes and related attribute information as and when made generally available by NT, which allow for the rendering of polygons representing the outline of the base of certain buildings or man-made structure.

Coverage: Enhanced 2D Landmark Footprints Content for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Middle East Territory;

•	Europe Territory

5.	Enhanced Junction Views Content.

Description: “Enhanced Junction Views Content” consists of customizable 2D vector graphic images for certain complex highway junctions.

Coverage:

Enhanced Junction View Images for the following Territories are included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory.

6.	Environmental Zones Content.

Description: “Environmental Zones Content” consists of features to indicate restricted areas where certain vehicles are prohibited from entering based on environmental criteria.

Coverage: Environmental Zones Content for the following Territories are included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory.

7.	Extended Lanes FC 1-4 Content.

Description: “Extended Lanes FC 1-4 Content” consists of the following attributes and related attribute information: Extended Number of Lanes, Lane Dependent Validity, Lane Direction of Traffic Flow, Connected Lanes, Lane Divider and Center Divider Marking, Forming/Ending, Side of Link, Lane Height and Lane Width for roadways qualified by NAVTEQ as Functional Class FC 1-4.

Additional Provisions: The following provisions apply to the use of the following attributes and related attribute information: Forming/Ending, Side of Link, Lane Height and Lane Width (“Lane Model Enhancement Attributes”).

i.	The Lane Model Enhancement Attributes may be used in Route Guidance Applications in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and/or (c) positioning.

ii.	To the extent that Client has procured Enhanced Junction Views Content for a particular Territory hereunder, the Lane Model Enhancement Attributes may also be used to display lane or junction images and/or to create additional enhanced lane or junction images for use solely within the Route Guidance Applications provided to [*****] in accordance with this TL.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 16 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

iii.	To the extent that Client has procured Generic Junction Views Content for a particular Territory hereunder, the Lane Model Enhancement Attributes may also be used to display lane or junction images and/or to create additional generic lane or junction images for such Territory for use solely within the Route Guidance Applications provided to [*****] in accordance with this TL.

Coverage: Extended Lanes FC 1-4 Content for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Middle East Territory;

•	Europe Territory

8.	Extended Listings POIs.

Description: “Extended Listings POIs” consists of unverified POIs in categories separate from the Core POI categories and are shipped separately from the NT Map in POI-XML format.

Coverage: Extended Listings POIs for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory;

•	Egypt.

9.	Extended Navigation.

Description: “Extended Navigation” consists of certain parking and/or other attributes and related attribute information around Complex POIs and may include Parking Lot Geometry, Unnamed private roads and/or the Building footprint of the Complex polygon.

Coverage: Extended Navigation for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory.

10.	Fuel Types Content Bundle.

Description: “Fuel Types Content Bundle” consists of all of the following attributes and related attribute information: Diesel, E85, LPG, CNG, AdBlue, Biodiesel, Hydrogen, Electric and Open 24 Hours.

Coverage: Fuel Types Content Bundle for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Europe Territory.

11.	Generic Junction Views Content

Description: “Generic Junction Views Content” consists of generic 2D image files depicting visual representations of junction road geometry for certain locations in the applicable Territory.

Coverage: Generic Junction Views Content for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	Middle East Territory;

•	Europe Territory.

12.	Generic Motorway Signs Content.

Description: ““Generic Motorway Signs Content” consists of generic vector graphic sign templates representing motorway signs in the Europe Territory.

Coverage: Generic Motorway Signs Content for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	Middle East Territory;

•	Europe Territory.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 17 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

13.	NAVTEQ Traffic Patterns.

Description: “NAVTEQ Traffic Patterns” is a database of typical traffic speeds. Client shall have access to both the Link based and TMC based product in all available granularities for all days of the week as and when made generally available by NT .

Additional Provisions: The following additional provisions apply to the use NAVTEQ Traffic Patterns for certain countries:

i.	Brazil: The End-User Terms for any Application which makes use of NAVTEQ Traffic Patterns for Brazil shall contain the following notice:

“© 2010 Porto Seguro”

ii.	Germany: NAVTEQ Traffic Patterns may not be used in connection with any services and/or applications in Germany in the field of Traffic Management. For purposes of the foregoing, “Traffic Management” shall mean any consulting and/or software activities provided to public or private organizations, including but not limited to municipal or regional bodies, departments of transport, traffic management and control centers and/or operators of highways or tunnels, using the traffic flows and patterns for the purpose of planning road or public transport infrastructure, based on estimating and simulating traffic flows and patterns, operating and regulating traffic flows and patterns.

Coverage: NAVTEQ Traffic Patterns for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory.

14.	NAVTEQ Voice Content.

Description: “NAVTEQ Voice Content” consists of data providing phonetic transcriptions for certain administrative areas, street names, sign text, exit names and metadata. NAVTEQ Voice Content is offered as voice phonemes in GDF, RDF and VIF/VAF formats.

Coverage: NAVTEQ Voice Content for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory.

15.	NAVTEQ Voice for POIs.

Description: “NAVTEQ Voice for POIs Content” consists of data providing phonetic transcriptions for POI contained in specific NT Core POI categories. NAVTEQ Voice for POIs Content offered as Voice Phonemes in GDF, SIF+, RDF and VIF/VAF formats.

Coverage: NAVTEQ Voice for POIs for the following countries is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory;

•	Europe Territory.

16.	NAVTEQ Voice for Traffic.

Definition: “NAVTEQ Voice for Traffic” shall mean phonetic transcriptions as and when made available by NT for certain traffic location, traffic event types and direction names as such are generated in connection with traffic data supplied by NT.

Coverage: NAVTEQ Voice for Traffic is only available for regions included within the following Territories:

• US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory.

17.	Postal Code Points Content for Great Britain

Description: “Postal Code Points Content for Great Britain” consists of the center point (x, y coordinates) for individual postal codes within the applicable region.

Additional Provisions: The following notices must be added to the End-User Terms for Applications using Postal Code Points Content for Great Britain:

“Contains Ordnance Survey data © Crown copyright and database right 2010

Contains Royal Mail data © Royal Mail copyright and database right 2010”

Coverage: Postal Code Points Content for Great Britain is included in the License Fee in Exhibit A.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 18 OF 19 NAVTEQ CONFIDENTIAL

CONFIDENTIAL TREATMENT

18.	Postal Code Points Content for The Netherlands.

Description: “Postal Code Points Content” consists of the center point (x, y coordinates) for individual postal codes within the applicable region.

Coverage: Postal Code Points Content for The Netherlands is included in the License Fee in Exhibit A.

19.	Sign as Real Image Locations.

Description: “Sign as Real Image Locations” is a graphical representation of signs including elements such as icons, sign text and arrows.

Coverage:

Sign as Real Image Locations for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory.

20.	Speed Limits FC 1-4 Content.

Description: “Speed Limits FC 1-4 Content” consists of the following attributes and related attribute information: Speed Limits, Special Speed Situation, Special Speed Limit, Dependent Special Speed Type, Variable Speed Sign, and Speed Limit Unit for the roadways qualified by NAVTEQ as functional class FC 1, 2, 3 and 4.

Coverage: Speed Limits FC 1-4 Content for the following countries and/or Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Latin America Territory (as of the Effective Date of this TL, only Speed Limits FC 1-2 Content is available for the Latin America Territory)

•	Middle East Territory (as of the Effective Date of this TL, only Speed Limits FC 1-2 Content is available for the country of Oman) ;

•	Europe Territory.

21.	Taxi Stand Point POIs.

Description: “Taxi Stand Point POIs” consists of POIs for taxi stand locations in certain cities within the Europe Territory.

Additional Provisions: Taxi Stand Point POIs are contained in NT’s Discover Cities product, which will be delivered to Client for purposes of this TL. For the avoidance of doubt, the parties acknowledge and agree that Client shall be permitted to extract the information related to Taxi Stand Point POIs from the Discover Cities product but Client is not licensed under this TL to use any other content contained in the Discover Cities product.

Coverage: Taxi Stand Point POIs for certain cities in the following countries is included in the License Fee in Exhibit A:

•	Europe Territory

22.	Traffic Signals & Stop Signs Content

Description: “Traffic Signals and Stop Signs Content” consists of the following attributes and related attribute information: Traffic Signals and Stop Signs.

Coverage: Traffic Signals & Stop Signs Content for the following Territories is included in the License Fee in Exhibit A:

•	US/Canada Territory;

•	United States & Mexico Territory;

•	Europe Territory.

Territory License No. 8 (Media TL for [*****]) (TeleNav 11-22-11gpd)

(04.06.09est) – NA CONS – SF#PR-004582

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE 19 OF 19 NAVTEQ CONFIDENTIAL